Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002

          In connection with the Quarterly Report of Baron Capital Properties, L.P. (the "Company") on Form 10-QSB for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark L. Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to
     Section 906 of the Sarbanes--Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     November 19, 2002

                                         BARON CAPITAL PROPERTIES, L.P.

                                         By:  /s/ Mark L. Wilson
                                            ---------------------------
                                            Mark L. Wilson
                                            Chief Financial Officer